UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2006

TOWER TECH HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-31313 (Commission File Number)	88-0409160 (IRS Employer Identification No.)

980 Maritime Drive, Suite 6, Manitowoc, Wisconsin 54220

(Address of principal executive offices) (Zip Code)

(920) 684-5531

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On July 13, 2006, the registrant issued a press release announcing it had entered into an agreement on June 28, 2006 for the manufacture of 34 towers, 78 meters in height (4 sections), 24 of which are low temperature towers for the wind turbine generator model G87, Class ILA and 10 of which are standard temperature towers for the wind turbine generator model G87, Class ILA. The first two towers are slated for delivery on or before July 31, 2006, with two towers to be delivered every two weeks thereafter.

The press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

Regulation S-K Number	Document
99.1	Press Release dated July 13, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWER TECH HOLDINGS INC.
July 13, 2006	By: /s/ Christopher C. Allie Christopher C. Allie President

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